EXHIBIT 99.1

July 1, 2004

Board of Directors

CeriStar Inc.

50 West Broadway, Suite 1100

Salt Lake City, Utah 84101

Dear Directors,

I respectfully submit to you my resignation as a member of the Board of Directors of CeriStar Inc. effective July 1, 2004.

Sincerely;

/s/ Robert Lester

Robert Lester